Schedule of Investments (Unaudited)		September 30, 2020
Monetta Core Growth Fund
NUMBER OF SHARES		VALUE
COMMON STOCKS - 49.6%
Consumer Cyclical - 2.2%
Media-Radio/TV-2.2%
10,000	Walt Disney Co.	$1,240,800

Financial - 14.1%
Bank-Money Center-3.9%
30,000	Bank of America Corp.	722,700
15,000	JPMorgan Chase & Co.	1,444,050
		2,166,750

Finance-Miscellaneous-10.2%
9,000	MasterCard, Inc. - CL A	3,043,530
13,000	Visa, Inc. - CL A	2,599,610
		5,643,140

Healthcare - 3.3%
Healthcare-Biomedical/Genetic-1.1%
140,000	Amarin Corp. - ADR *	589,400

Healthcare-Patient Care-2.2%
4,000	UnitedHealth Group, Inc.	1,247,080

Retail - 10.2%
Retail-Major Chain-2.3%
3,500	Costco Wholesale Corp.	1,242,500

Retail-Specialty-7.9%
1,400	Amazon.com, Inc. *	4,408,222

Technology - 18.5%
Computer Data Storage-5.2%
25,000	Apple, Inc.	2,895,250

Computer-Software-5.3%
14,000	Microsoft Corp.	2,944,620

Electronic-Semiconductor-3.2%
22,000	Advanced Micro Devices, Inc. *	1,803,780

Internet-4.8%
1,800	Alphabet, Inc. - CL C *	2,645,280

Transportation - 1.3%
Airline-1.3%
20,000	Southwest Airlines Co.	750,000

Total Common Stocks (Cost $12,060,335)		27,576,822

EXCHANGE TRADED FUNDS - 49.2%
29,000	Vanguard S&P 500	8,921,850
55,000	SPDR S&P 500 Trust	18,418,950
Total Exchange Traded Funds (Cost $13,726,342)		27,340,800

MONEY MARKET FUNDS - 0.6%
320,122	First American Government Obligations Fund - Class X, 0.07% ^	320,122
Total Money Market Fund (Cost $320,122)		320,122

	Total Investments (Cost $26,106,799) - 99.4%	55,237,744
	Other Net Assets Less Liabilities - 0.6%	323,260
	TOTAL NET ASSETS - 100.0%	$55,561,004

	ADR - American Depositary Receipt
*	Non-Income Producing.
^	Rate shown is the seven day effective yield at September 30, 2020.
	Industry classification provided by William O'Neil & Co., Inc.

Summary of Fair Value Exposure

The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of September 30, 2020, the Fund's investments in securities were classified as follows:

	Level 1	Level 2	Level 3	Total Fair Value
Common Stocks	$27,576,822	$-	$-	$27,576,822
Exchange Traded Funds	27,340,800	-	-	27,340,800
Money Market Funds	320,122	-	-	320,122
Total Investments	$55,237,744	$-	$-	$55,237,744

Refer to the Schedule of Investments for futher information on the classification of investments.